Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lynn B. Fuller and John K. Schmidt, and each or either one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form

S-3, and any and all amendments (including post-effective amendments or any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended) thereto, for the offer and sale of up to $50,000,000 aggregate initial offering price of securities of Heartland Financial USA, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 15th day of May, 2009 by the following persons.

  /s/ Lynn B. Fuller                                                                                                      /s/ Thomas L. Flynn
_________ _____________________                                                                                _______________________________
Lynn B. Fuller                                                                                               Thomas L. Flynn
President, Chief Executive Officer,                                                                                    Director
Chairman and Director

/s/ John K. Schmidt                                                                                                            /s/ James R. Hill
_______________________________                                                                                _______________________________
John K. Schmidt                                                                                              James R. Hill
Executive Vice President, Chief                                                                                      Director
Financial Officer and Director

/s/ James F. Conlan
_______________________________
James F. Conlan
Director

/s/ John W. Cox, Jr.
_______________________________
John W. Cox, Jr.
Director

/s/ Mark C. Falb
_______________________________
Mark C. Falb